Exhibit 99.1

XERIS BIOPHARMA ENTERS INTO AGREEMENT FOR $30 MILLION PRIVATE PLACEMENT

CHICAGO, IL; January 3, 2022 – Xeris Biopharma Holdings, Inc. (Nasdaq: XERS) (“Xeris” or the “Company”), a biopharmaceutical company developing and commercializing unique therapies for patient populations in endocrinology, neurology, and gastroenterology, today announced that on January 2, 2022, it entered into a securities purchase agreement in connection with a private placement (the “Private Placement”) with an affiliate of Armistice Capital, LLC (“Armistice”) for aggregate gross proceeds of approximately $30.0 million. The Private Placement is expected to close on or around January 3, 2022.

In accordance with the Purchase Agreement, the Company will issue to Armistice an aggregate of (i) 10,238,908 shares (the “Shares”) of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) at a purchase price of $2.93 per Share, which was the closing price on December 31, 2021, resulting in aggregate gross proceeds of approximately $30.0 million, and (ii) warrants (the “Warrants”) to purchase an aggregate of 5,119,454 shares of Common Stock at an exercise price of $3.223 per share, resulting in aggregate gross proceeds of approximately $16.5 million if fully exercised. The Warrants will become exercisable immediately upon the closing and have a term of five years from the earliest of the date (a) of effectiveness of the Resale Registration Statement, (b) all of the Shares and the Common Stock issuable upon exercise of the Warrants (the “Warrant Shares”) have been sold pursuant to Rule 144 or may be sold pursuant to Rule 144 without the requirement for the Company to be in compliance with the current public information required under Rule 144 and without volume or manner-of-sale restrictions, (c) following the one-year anniversary of the date of closing provided that the holder of Shares or Warrant Shares is not an affiliate of the Company, or (d) all of the Shares and Warrant Shares may be sold pursuant to an exemption from registration under Section 4(a)(1) of the Securities Act without volume or manner-of-sale restrictions.

The Company expects to use the net proceeds from the Private Placement to support its operations, including for selling and marketing its three commercial products, clinical trials, working capital, and other general corporate purposes.

The securities to be issued and sold in the Private placement will not, upon issuance, be registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws, and may not be offered or sold in the United States absent registration under the Securities Act or an applicable exemption from the registration requirements of the Securities Act. The Company has agreed to file a registration statement (the “Resale Registration Statement”) with the Securities and Exchange Commission to register the resale of the Shares and the Warrant Shares described above.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor may there be any sale of any securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About Xeris Biopharma

Xeris (Nasdaq: XERS) is a biopharmaceutical company developing and commercializing unique therapies for patient populations in endocrinology, neurology, and gastroenterology. Xeris has two commercially available products; Gvoke®, a ready-to-use liquid glucagon for the treatment of severe hypoglycemia, and Keveyis®, the first and only FDA-approved therapy for primary periodic paralysis. In addition, Recorlev® was recently approved by the U.S. Food and Drug Administration for the treatment of endogenous Cushing’s syndrome. Xeris also has a robust pipeline of development programs to extend the current marketed products into important new indications and uses and bring new products forward using its proprietary formulation technology platforms, XeriSol™ and XeriJect™, supporting long-term product development and commercial success.

Xeris is headquartered in Chicago, IL. For more information, visit www.xerispharma.com or follow us on Twitter, LinkedIn, or Instagram.

Forward-Looking Statements

Any statements in this press release about future expectations, plans, and prospects for Xeris Biopharma Holdings, Inc., including statements regarding the potential sale of shares of Common Stock and Warrants in the Private Placement, the anticipated use of proceeds from the Private Placement, the timing of filing of the Resale Registration Statement, and other statements containing the words “will,” “would,” “continue,” and similar expressions, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those indicated in the forward-looking statements. Such risks and uncertainties include, but are not limited to, fluctuations in Xeris’ stock price; the anticipated use of the proceeds of the Private Placement; Xeris’ ability to satisfy customary closing conditions related to the Private Placement and to consummate the Private Placement, reliance on third-party suppliers for Gvoke®, Ogluo®, Keveyis®, and Recorlev®, the regulatory approval of its product candidates, its ability to market and sell its products, the impact of the COVID-19 pandemic on Xeris, changes in global, political, economic, business, competitive, market and regulatory forces, future exchange and interest rates, changes in tax laws, regulations, rates and policies, future business acquisitions or disposals and competitive developments, and the other risks described in Xeris’ Quarterly Report on Form 10-Q and other reports we file from time to time with the SEC. These forward-looking statements are based on numerous assumptions and assessments made in light of Xeris’ experience and perception of historical trends, current conditions, business strategies, operating environment, future developments, and other factors it believes appropriate. By their nature, forward-looking statements involve known and unknown risks and uncertainties because they relate to events and depend on circumstances that will occur in the future. The factors described in the context of such forward-looking statements in this communication could cause Xeris’ plans with respect to the Private Placement, Xeris’ plans with respect to its products and product candidates, Xeris’ actual results, performance or achievements, industry results and developments to differ materially from those expressed in or implied by such forward-looking statements. Although it is believed that the expectations reflected in such forward-looking statements are reasonable, no assurance can be given that such expectations will prove to have been correct and persons reading this communication are therefore cautioned not to place undue reliance on these forward-looking statements which speak only as at the date of this communication. Additional information about economic, competitive, governmental, technological, and other factors that may affect Xeris is set forth in Item 1A, “Risk Factors,” in Xeris’ 2020 Annual Report on Form 10-K, which has been filed with the SEC, and other important factors in Xeris’ subsequent filings with the SEC, the contents of which are not incorporated by reference into, nor do they form part of, this communication. Any forward-looking statements in this communication are based upon information available to Xeris, as of the date of this communication and, while believed to be true when made, may ultimately prove to be incorrect. Subject to any obligations under applicable law, Xeris does not undertake any obligation to update any forward-looking statement whether as a result of new information, future developments or otherwise, or to conform any forward-looking statement to actual results, future events, or to changes in expectations. All subsequent written and oral forward-looking statements attributable to Xeris or any person acting on behalf of any of them are expressly qualified in their entirety by this paragraph.

Investor Contact

Allison Wey

Senior Vice President, Investor Relations and Corporate Communications

awey@xerispharma.com

(312) 736-1237